UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	February 12, 2013
RETROPHIN, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53293	26-2383102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Third Avenue, 22nd Floor, New York, NY	10017
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (212) 983-1310

Desert Gateway, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On February 12, 2013, Desert Gateway, Inc. (the “Company”), a Delaware corporation, entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with the purchasers identified therein (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”), relating to a private placement by the Company of up to an aggregate of 3,061,110 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), at a purchase price of $3.00 per share, or up to $9,183,336 in the aggregate, and Common Stock Purchase Warrants (“Warrants”) to purchase up to an aggregate of 1,530,559 shares of Common Stock with an exercise price of $3.60 per such share underlying any Warrant.  The transactions contemplated by the Securities Purchase Agreement (collectively, the “Private Placement”) were not a “public offering” as defined in Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and met the requirements to qualify for exemption under Regulation D promulgated under the Securities Act (“Regulation D”).

The foregoing description of the Securities Purchase Agreement does not purport to describe all of the terms and provisions thereof and is qualified in its entirety by reference to the Securities Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Warrants

On February 14, 2013, the Company closed the Private Placement and issued and sold all of the shares of Common Stock available for purchase thereunder for an aggregate purchase price of $9,183,336.  In connection with the closing of the Private Placement, on February 14, 2013, the Company issued and sold Warrants to purchase up to an aggregate of 1,530,559 shares of Common Stock.  Each Warrant entitles the Purchaser (or subsequent holder) thereof to purchase up to 50% of the number of shares of Common Stock purchased by such Purchaser in the Private Placement.  The Warrants will be exercisable in whole or in part, at an initial exercise price per share of $3.60, which is subject to customary full-ratchet anti-dilution protections.  The Warrants may be exercised at any time upon the election of the holder, beginning on the date of issuance and ending of the fifth anniversary of the date of issuance.  The issuance of the Warrants was not registered under the Securities Act as such issuance was exempt from registration under Section 4(2) of the Securities Act and Regulation D.

The foregoing description of the Warrants does not purport to describe all of the terms and provisions thereof and is qualified in its entirety by reference to the form of Warrant, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Registration Rights Agreement

On February 14, 2013, in connection with the closing of the Private Placement, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Purchasers, which sets forth the rights of the Purchasers to have their shares of Common Stock purchased in the Private Placement and shares of Common Stock issuable upon exercise of the Warrants registered with the Securities and Exchange Commission (the “SEC”) for public resale.

Pursuant to the Registration Rights Agreement, the Company has agreed to file a Registration Statement on Form S-1 (the “Registration Statement”) with the SEC within 30 days of the closing of the Private Placement registering the total number of shares of Common Stock purchased in the Private Placement and shares of Common Stock issuable upon exercise of the Warrants.  The Company has agreed to use its reasonable efforts to have the Registration Statement declared effective within 60 days after the date of the Registration Rights Agreement (or, in the event of a “full review” by the Commission, within 90 days after the date of the Registration Rights Agreement).  The Company has also agreed to maintain the effectiveness of the Registration Statement until all of the securities covered by the Registration Statement have or may be sold by investors under Rule 144 of the Securities Act, without volume or manner-of-sale restrictions.

The Registration Rights Agreement provides that in the event the Registration Statement has not been filed or declared effective within the prescribed time period or if the Company has failed to maintain the effectiveness of the Registration Statement as required for specified time periods, the Company shall pay to the holders of registrable securities, on each date of such event and on each monthly anniversary thereof until the applicable event is cured, liquidated damages equal to 2.0% of the aggregate purchase price paid by such Purchaser pursuant to the Securities Purchase Agreement, up to a maximum of 10.0% of such aggregate purchase price.

The foregoing description of the Registration Rights Agreement does not purport to describe all of the terms and provisions thereof and is qualified in its entirety by reference to the Registration Rights Agreement, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The disclosures set forth in Item 3.02 of this Current Report on Form 8-K are hereby incorporated by reference into this Item 1.01.

Item 3.02   Unregistered Sales of Equity Securities

The disclosures set forth in Item 1.01 of this Current Report on Form 8-K under the headings “Securities Purchase Agreement” and “Warrants” are incorporated herein by reference.

In January 2013, the Company sold an aggregate of 272,221 shares of Common Stock in certain private placement transactions (collectively, the “January Sales”), for an aggregate purchase price of $816,664 in cash.

On February 14, 2013, in connection with the closing of the Private Placement, the Company issued and sold an aggregate of 3,061,110 shares of Common Stock, for an aggregate purchase price of $9,183,336 in cash, and Warrants to purchase up to an aggregate of 1,530,560 shares of Common Stock.

The Company sold the shares of Common Stock in the January Sales, and the shares of Common Stock and Warrants in the Private Placement, for an aggregate purchase price of $10 million, and such sales were not registered under the Securities Act as such issuances were exempt from registration under Section 4(2) of the Securities Act and Regulation D.

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective February 14, 2013, the Company changed its name to Retrophin, Inc.  The name change was effected through a short-form merger pursuant to Section 253 of the Delaware General Corporation Law (the “DGCL”) by merging a wholly owned subsidiary of the Company with and into the Company, with the Company as the surviving corporation in the merger.  Under the DGCL, the merger did not require stockholder approval and had the effect of amending the Company’s certificate of incorporation to reflect the new legal name of the Company.  A copy of the Certificate of Ownership and Merger effecting the name change, as filed with the Secretary of State of the State of Delaware on February 14, 2013, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

The merger and resulting name change do not affect the rights of the Company’s security holders. With the exception of the name change, there were no other changes to the Company’s certificate of incorporation or bylaws.  The Company’s common stock will continue to trade on the OTC Market under the symbol “RTRX”. Effective as of February 21, 2013, the new CUSIP number for the Company’s common stock will be 761299 106.

Item 9.01   Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

3.1	Certificate of Ownership and Merger, as filed with the Secretary of State of the State of Delaware on February 14, 2013 *

4.1
Form of Common Stock Purchase Warrant, dated February 14, 2013, issued to the purchasers (the “Purchasers”) of securities in the private placement of Desert Gateway, Inc. (the “Company”) closed on February 14, 2013 *

10.1	Securities Purchase Agreement, dated February 12, 2013, by and among the Company and the Purchasers *

10.2	Registration Rights Agreement, dated February 14, 2013, by and among the Company and the Purchasers *

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETROPHIN, INC.

Date: February 19, 2013	/s/ Martin Shkreli
Name: Martin Shkreli
Title: Chief Executive Officer